MINERAL PROPERTY AGREEMENT

Two hung The issuer This Agreement made effective as of the 9th day of October, 2004.

BETWEEN:

GOLDBRIDGE RESOURCES LTD., a British Columbia company
with offices at Suite 703-938 Howe Street, Vancouver, BC V6Z 1N9
(herein called “Goldbridge”)

OF THE FIRST PART

AND:

TECKMINE INDUSTRIES INC. a Nevada company
with offices at Suite 1, 3155 East Patrick Lane, Las Vegas, Nevada, 89120
(herein called “Teckmine”)

OF THE SECOND PART

WHEREAS:

2.-1	Goldbridge owns certain mineral claims located in the Province of British Columbia, Canada (herein called the “Property”). Particulars of the Property are attached hereto as Schedule “A”; and

(b)	Goldbridge has agreed to grant to Teckmine an option to acquire a fifty percent (50%) interest in the Property), subject to the terms and conditions hereinafter set out.

NOW, THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payments and the premises, mutual covenants and agreements herein contained, the parties agree as follows:

1.	REPRESENTATIONS AND WARRANTIES

1.1	Goldbridge represents and warrants to Teckmine that:

	(a)	it is a body corporate duly incorporated, organized and validly subsisting under the laws of the Province of British Columbia;

	(b)	it has obtained all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

	(c)	Title to the Property is properly and validly recorded in the name of Goldbridge and to the best of Goldbridge’s knowledge there are no adverse claims or challenges against or to the ownership of or title to the Property nor is there any basis herefore;

	(d)	entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which Goldbridge is a party; and

	(e)	Goldbridge has due and sufficient right and authority to enter into this Agreement and to dispose of its interest in the Property in accordance with this Agreement, and this Agreement has been authorized by all necessary action on the part of Goldbridge.

1.2	Teckmine represents and warrants to Goldbridge that:

	(a)	it is a body corporate duly incorporated, organized and validly subsisting under the laws of the State of Nevada;

(b) it has obtained all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

(c) the execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not conflict with or result in the breach of any agreement to which it is a party.

2.0

The representations and warranties herein set out are conditions on which the parties have relied in entering into this Agreement and shall survive the acquisition of any interest in the Property hereunder and each party will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by him and contained in this Agreement.

2.	GRANT OF OPTION

2.1

Goldbridge hereby grants to Teckmine the exclusive right and option (the “Option”) to acquire from Goldbridge a fifty percent (50%) right, title and interest in and to the Property in consideration for the payment of US$22,500, of which $11,250 will be paid upon execution of this Agreement and $11,250 to be paid in six months on November 9th, 2007.

2.2	The term of the Option will be for eighteen (18) months commencing upon the effective date of this Agreement which will be May 9th, 2007.

2.3	Teckmine may exercise the Option by incurring a minimum $250,000 of Expenditures on or before the end of the Term.

2.4	For purposes hereof, “Expenditures” means expenses spent or incurred directly by Teckmine on the Property.

2.5

Immediately upon Teckmine completing the required amount of Expenditures within the time limitations set forth in paragraph 2.3 above, the Option will be deemed to have been exercised and Goldbridge shall forthwith execute and deliver all documents required to complete the transfer of the Property to Teckmine.

2.6	Goldbridge shall make all payments and do such acts as may be required of it to maintain the Property in good standing During the Term hereof.

2.7

Teckmine shall operate in a manner consistent with mining industry standards and will be responsible and liable for any damage caused while carrying out work on the Property and shall indemnify and hold Goldbridge harmless from any and all claims, actions, causes of action and costs (including all legal costs) resulting from, or in any way to any activity carried out by Teckmine on the Property.

2.8	Teckmine will pay 50% of property taxes which for 2007 are Can$1,492.38 of which Teckmine’s portion is Can$746.19 and will be paid upon execution of this agreement.

3.	NOTICE

3.1

Any notice, direction or other communication required or permitted to be given under this Agreement shall be in writing and may be given by the delivery of the same to the address listed on the first page hereof.

3.2	Any notice, direction or other communication aforesaid will be deemed to have been given and received on the day it was delivered.

3.3

Any party may at any time give to the other party notice in writing of any change of address of the party filing such notice, and from and after the filing of such notice, the address specified will be the address of such party for the purposes of filing notice hereunder.

4.	GENERAL PROVISIONS

4.1

Arbitration: The parties agree that all questions or matters of dispute as to the interpretation or effect or any provision of this Agreement or any schedules attached hereto shall be finally settled by arbitration carried out by a single arbitrator in accordance with the provisions of the Commercial Arbitration Act of British Columbia. The parties agree that the award of such arbitrator shall be binding upon each of them as to law and fact and there shall be no appeal.

4.2

Further Assurances: The parties will execute such further and other documents and do such further and other things as may be necessary or convenient to carry out and give effect to the intent of this Agreement.

4.3

Entire Agreement: This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

4.4

Waiver: No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will be valid unless it is in writing and stated to be a consent or waiver hereunder.

4.5	Currency: All references to monetary amounts in this Agreement are in United States Dollars unless otherwise indicated.

4.6	Time of the Essence: Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

4.7

Enurement: This Agreement shall enure to the benefit of and be binding on all the parties hereto and their respective heirs, executors, administrators, personal representatives or successors, as the case may be and permitted assigns.

4.8	Assignment: This Agreement and the rights hereunder may be assigned by Teckmine in whole or in part, provided that written notice, not consent, of such assignment shall be provided to Goldbridge.

4.9	Schedules: The following schedules are incorporated into this Agreement by reference:

Schedule A	Description of Property

4.10

Governing Law: This Agreement shall be construed and governed by the laws in force in the Province of British Columbia. This paragraph shall not be construed to affect the rights of a party to enforce a judgment or award outside the said Province, including the right to record or enforce a judgment or award in any jurisdiction in which the Property is situated.

4.11	Headings: The headings to the articles, paragraphs, parts or clauses of this Agreement and the table of contents are inserted for convenience only and shall not affect the construction hereof.

4.12

Independent Legal Advice: Each of the parties acknowledges and confirms that it has been provided sufficient opportunity to obtain the recommended independent legal advice and understands the terms of, and its rights and obligations under this Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SIGNED, AND DELIVERED by	)
GOLDBRIDGE RESOURCES LTD.	)
in the presence of:	)
)
) There is no corporate seal
)
/s/ Signed	)
authorized signatory

SIGNED, SEALED AND DELIVERED by	)
TECKMINE INDUSTRIES INC.	)
in the presence of:	)
)
) C/S
)
/s/ Ray Irvine	)
authorized signatory

SCHEDULE A
To Mineral Property Agreement

DESCRIPTION OF PROPERTY

Table 2-1 List of crown grants and crown fractions – Pioneer Extension
-sort sequence is lot per folio

Folio	Lot No.	Description	Area-Ha	Grant date
31909	5553	Garfield	11.02	28 Oct 1935
31909	5554	Jefferson	20.42	28 Oct 1935
31909	5555	Washington	19.89	28 Oct 1935
31909	5556	Cleveland	9.86	28 Oct 1935
31909	5557	Lincoln	17.11	11 Mar 1936
31909	5558	Bryan	20.28	11 Mar 1936
31909	5559	Bess	20.90	30 Jan 1933
31909	5560	Pioneer Extension	20.51	20 Mar 1935
31909	5561	Pioneer Extension Fraction	16.61	11 Mar 1936
31950	5568	Pioneer Extension No 1	19.14	11 Mar 1936
31992	5552	Roosevelt	16.51	28 Oct 1935
31992	5572	Adams Fraction	1.55	28 Oct 1935
31992	5574	Overdraft Fraction	19.68	20 Mar 1935
31992	5575	Full Measure Fraction	9.49	11 Mar 1936
31992	5576	Undershot No. 1	16.53	11 Mar 1936
31992	5577	Undershot No. 2	17.06	11 Mar 1936
31992	5578	Undershot No. 3	16.08	11 Mar 1936
32069	5583	Plutus No. 1	20.90	11 Mar 1936
32069	5584	Plutus No. 2	20.90	14 Apr 1936
32069	5585	Plutus No. 3	18.65	11 Mar 1936
32069	5586	Plutus No. 4	20.25	14 Apr 1936
32069	5587	Plutus No. 5	19.11	11 Mar 1936
32069	5588	Plutus No. 6	20.84	14 Apr 1936
32069	5589	Plutus No. 7	16.94	14 Apr 1936
32131	5551	Hoover Fraction	14.07	28 Oct 1935
32131	5563	Pioneer Extension No 2	10.82	11 Mar 1936
32131	5565	Justrite	20.30	20 Mar 1935
32131	5566	Docrite	20.75	20 Mar 1935
32131	5567	Jackrite	20.90	20 Mar 1935
32131	5569	Two Four Fraction	1.13	3 Mar 1936
32131	5570	Pioneer Extension no 3	14.05	30 Jan 1933
32131	5590	Plutus No. 8	20.83	19 Feb 1936
32328	5651	Four Six Fraction	0.61	30 Mar 1936
32328	5652	Six Eight Fraction	2.10	19 Feb 1936
32328	6165	Mix No. 1	4.62	21 Jan 1937
32328	6167	Last Fraction	1.74	11 Mar 1936
32328	6169	Diorite	1.93	11 Mar 1936
32328	6170	Augite	0.06	11 Mar 1936
32328	6174	Jackson Fraction	17.01	11 Mar 1936
32395	5653	Plutus Fraction	20.80	14 Apr 1936

Folio	Lot No.	Description	Area-Ha	Grant date
32395	5654	Skull	20.62	19 Feb 1936
32395	5655	Cross Bones	14.90	19 Feb 1936
32395	5656	Dan Tucker No. 1	20.90	14 Apr 1936
32395	5657	Dan Tucker No. 2	20.90	19 Feb 1936
32395	5658	Mac Fraction	6.71	11 Mar 1936
32395	5659	Besance	0.90	11 Mar 1936
32603	5660	Known as “Nomad No 5”	12.08	11 Mar 1936
32603	5661	Gold Field Deep No 2A	18.96	25 Mar 1936
32603	5800	Chism Fraction	17.47	14 Apr 1936
32603	7069	Extra Fraction	9.60	14 Apr 1936
32603	7070	PEG No 1 Fraction	11.58	14 Apr 1936
32603	7071	PEG Fraction	17.46	14 Apr 1936
32638	5802	Dan Tucker No. 4	20.90	19 Feb 1936
32638	5803	Dan Tucker No. 5	17.75	19 Feb 1936
32638	5806	Dan Tucker No. 6	16.60	19 Feb 1936
32638	5808	Dan Tucker No. 8	15.53	19 Feb 1936
32638	5809	Dan Tucker Fraction	15.57	19 Feb 1936
32638	5811	Close Fraction	19.72	19 Feb 1936
32638	5812	Close A Fraction	19.25	19 Feb 1936
32700	5662	Undershot Fraction	4.09	11 Mar 1936
32700	5663	Mix Fraction	7.30	11 Mar 1936
32700	5664	Odd Fraction	0.76	11 Mar 1936
32700	5807	Dan Tucker No. 7	15.75	19 Feb 1936
32700	5833	EPU	8.82	11 Mar 1936
32700	5834	EPU No. 1	18.21	11 Mar 1936
32700	5836	EPU No. 3 Fraction	18.85	14 Apr 1936
32735	5835	EPU No. 2	20.89	20 Feb 1936
32735	5837	EPU No. 4	20.90	14 Apr 1936
32735	5838	EPU No. 5	20.90	10 Feb 1936
32735	5839	EPU No. 6	17.15	20 Feb 1936
32735	5840	Rex	20.90	20 Feb 1936
32735	5841	EPU No. 7	19.79	20 Feb 1936
32735	5845	East	9.40	11 Mar 1936
33359	648	McKinley	9.65	28 May 1929
33359	2162	A1 Fraction	2.68	3 Mar 1936
33359	2163	Hyatt Fraction	7.98	14 Apr 1936
33359	2164	Don Fraction	10.63	14 Apr 1936
33359	6172	Alta	20.90	11 Mar 1936
33359	6173	Zenith	19.89	11 Mar 1936
33359	6202	Chism A Fraction	20.66	14 Apr 1936
		total area	1193.89 ha